Financial Supplement
2013 Fourth Quarter Report

Corporate Headquarters	FBL Financial Group, Inc.
5400 University Avenue
West Des Moines, Iowa 50266-5997
(515) 225-5400
Financial Inquiries	For more information contact:
Jim Brannen
Chief Executive Officer
Jim.Brannen@FBLFinancial.com
(515) 225-5631

Don Seibel
Chief Financial Officer
Don.Seibel@FBLFinancial.com
(515) 226-6399

Kathleen Till Stange
Corporate & Investor Relations Vice President
Kathleen.TillStange@FBLFinancial.com
(515) 226-6780
Internet Information	FBL Financial Group, Inc.
www.fblfinancial.com
Stock Symbol	NYSE: FFG
Transfer Agent	American Stock Transfer & Trust Company, LLC
6201 15th Avenue
Brooklyn, NY 11219
http://www.amstock.com

NOTE 1: On December 30, 2011, we sold our wholly-owned subsidiary, EquiTrust Life Insurance Company. We recognized an additional loss on the sale of subsidiary of $2.3 million, net of tax, during the first quarter 2012 as a result of post-closing sales price adjustments. As a result of the sale, our consolidated financial statements are presented to reflect the operations of the component sold as discontinued operations.

In connection with the EquiTrust Life Sale, during the first quarter of 2012, we completed the required redemption of $175.0 million of our long-term debt in accordance with the mandatory redemption provisions of the underlying notes. The make-whole redemption price of $210.9 million, which included repayment of principal, accrued interest and a make-whole premium, was funded from assets held in two irrevocable debt defeasance trusts. The make-whole redemption premium was based on U.S. Treasury yields and considered an embedded derivative with a fair value of $33.1 million at December 31, 2011. The change in fair value during 2012 was offset by the write off of deferred debt issuance costs and reported in other expenses in the consolidated statements of operations. In addition, we began repurchasing stock in the fourth quarter of 2011 under a stock repurchase plan approved by the Board of Directors.

Additional information regarding the impact of adopting the new accounting guidance, the sale of EquiTrust Life and our capital management initiatives can be found in our filings with the SEC.

NOTE 2: In addition to net income, we have consistently used operating income, a non-GAAP financial measure common in the life insurance industry, as a primary economic measure to evaluate our financial performance. Operating income for the periods presented equals net income adjusted to eliminate the impact of realized gains and losses on investments, changes in net unrealized gains and losses on derivatives, discontinued operations and loss on debt redemption associated with disposed operations.

We use operating income, in addition to net income, to measure our performance since realized gains and losses on investments and the change in net unrealized gains and losses on derivatives can fluctuate greatly from quarter to quarter. Also, the discontinued operations and loss on debt redemption are nonrecurring items. These fluctuations make it difficult to analyze core operating trends. A view of our operating performance without the impact of these mismatches and nonrecurring items enhances the analysis of our results. We use operating income for goal setting, determining short-term incentive compensation and evaluating performance on a basis comparable to that used by many in the investment community.

NOTE 3: Certain financial information presented herein may not add due to rounding.

FBL Financial Group, Inc.
Consolidated Balance Sheets (Unaudited)
(Dollars in thousands)

	December 31, 2013	December 31, 2012
Assets
Investments:
Fixed maturities - available for sale, at fair value (amortized cost: 2013 - $5,828,539; 2012 - $5,637,608)	$6,081,753	$6,265,745
Equity securities - available for sale, at fair value (cost: 2013 - $90,071; 2012 - $82,140)	91,555	86,253
Mortgage loans	575,861	554,843
Real estate	4,084	4,668
Policy loans	176,993	174,254
Short-term investments	108,677	74,516
Other investments	1,079	371
Total investments	7,040,002	7,160,650

Cash and cash equivalents	6,370	78,074
Securities and indebtedness of related parties	116,305	100,606
Accrued investment income	75,186	69,965
Amounts receivable from affiliates	3,145	3,931
Reinsurance recoverable	100,001	98,238
Deferred acquisition costs	335,514	204,326
Value of insurance in force acquired	23,579	17,154
Current income taxes recoverable	—	6,735
Other assets	67,266	59,238
Assets held in separate accounts	693,955	618,809

Total assets	$8,461,323	$8,417,726

FBL Financial Group, Inc.
Consolidated Balance Sheets (Continued)
(Dollars in thousands)

	December 31, 2013	December 31, 2012
Liabilities and stockholders' equity
Liabilities:
Future policy benefits:
Interest sensitive products	$4,278,871	$4,050,846
Traditional life insurance and accident and health products	1,515,139	1,457,075
Other policy claims and benefits	45,530	39,072
Supplementary contracts without life contingencies	349,761	361,273
Advance premiums and other deposits	240,441	226,485
Amounts payable to affiliates	408	1,658
Long-term debt payable to affiliates	—	50,000
Long-term debt payable to non-affiliates	97,000	97,000
Current income taxes	1,499	—
Deferred income taxes	122,839	208,433
Other liabilities	71,089	94,828
Liabilities related to separate accounts	693,955	618,809
Total liabilities	7,416,532	7,205,479

Stockholders' equity:
FBL Financial Group, Inc. stockholders' equity:
Preferred stock, without par value, at liquidation value - authorized 10,000,000 shares, issued and outstanding 5,000,000 Series B shares	3,000	3,000
Class A common stock, without par value - authorized 88,500,000 shares, issued and outstanding 24,742,942 shares in 2013 and 24,282,184 shares in 2012	134,993	115,706
Class B common stock, without par value - authorized 1,500,000 shares, issued and outstanding 11,413 shares in 2013 and 1,192,890 in 2012	72	7,522
Accumulated other comprehensive income	119,067	289,853
Retained earnings	787,609	796,110
Total FBL Financial Group, Inc. stockholders' equity	1,044,741	1,212,191
Noncontrolling interest	50	56
Total stockholders' equity	1,044,791	1,212,247
Total liabilities and stockholders' equity	$8,461,323	$8,417,726

FBL Financial Group, Inc.
Consolidated Statements of Comprehensive Income (Unaudited)
(Dollars in thousands, except per share data)

	Three months ended December 31,		Year ended December 31,
	2013	2012	2013	2012
Revenues:
Interest sensitive product charges	$27,206	$26,350	$111,575	$101,410
Traditional life insurance premiums	46,069	44,169	180,944	175,086
Net investment income	93,561	91,531	370,651	361,324
Net realized capital gains on sales of investments	3,142	6,810	15,967	17,479

Total other-than-temporary impairment losses	(802)	(5,211)	(6,662)	(26,399)
Non-credit portion in other comprehensive income	—	(2,698)	4,250	9,372
Net impairment losses recognized in earnings	(802)	(7,909)	(2,412)	(17,027)
Other income	3,808	3,643	14,506	17,268
Total revenues	172,984	164,594	691,231	655,540

Benefits and expenses:
Interest sensitive product benefits	53,188	49,337	203,599	196,387
Traditional life insurance benefits	40,676	39,365	160,471	156,290
Policyholder dividends	3,322	3,382	13,319	14,275
Underwriting, acquisition and insurance expenses	32,831	34,866	138,260	141,906
Interest expense	1,217	1,980	6,863	7,952
Loss on debt redemption	—	—	—	33
Other expenses	4,175	4,054	18,414	20,513
Total benefits and expenses	135,409	132,984	540,926	537,356
	37,575	31,610	150,305	118,184
Income taxes	(12,399)	(10,451)	(49,322)	(40,071)
Equity income, net of related income taxes	1,741	1,374	7,410	4,683
Net income from continuing operations	26,917	22,533	108,393	82,796
Discontinued operations:
Loss on sale of subsidiary, net of tax	—	—	—	(2,252)
Income (loss) from discontinued operations, net of tax	—	22	—	(687)
Total income (loss) from discontinued operations	—	22	—	(2,939)
Net income	26,917	22,555	108,393	79,857
Net loss attributable to noncontrolling interest	35	31	165	83
Net income attributable to FBL Financial Group, Inc.	$26,952	$22,586	$108,558	$79,940

Comprehensive income attributable to FBL Financial Group, Inc.	$10,703	$24,007	$(62,228)	$191,948

Earnings per common share:
Income from continuing operations	$1.08	$0.87	$4.25	$3.01
Loss from discontinued operations	—	—	—	(0.11)
Earnings per common share	$1.08	$0.87	$4.25	$2.90
Earnings per common share - assuming dilution:
Income from continuing operations	$1.07	$0.86	$4.21	$2.97
Loss from discontinued operations	—	—	—	(0.10)
Earnings per common share - assuming dilution	$1.07	$0.86	$4.21	$2.87

Cash dividends per common share	$0.15	$0.10	$0.52	$0.40
Special cash dividend per common share	$—	$—	$2.00	$—

FBL Financial Group, Inc.
Consolidated Statements of Operating Income
(Dollars in thousands, except per share data)

	Q4 2012	Q1 2013	Q2 2013	Q3 2013	Q4 2013
Operating revenues:
Interest sensitive product charges	$26,304	$25,292	$26,848	$32,177	$27,216
Traditional life insurance premiums	44,169	44,934	46,058	43,883	46,069
Net investment income	91,201	91,402	93,579	94,449	93,226
Other income	3,643	3,714	3,696	3,288	3,808
Total operating revenues	165,317	165,342	170,181	173,797	170,319

Benefits and expenses:
Interest sensitive product benefits	49,355	48,509	48,721	53,438	53,222
Traditional life insurance benefits	39,360	39,798	40,263	39,726	40,675
Policyholder dividends	3,382	3,358	3,395	3,244	3,322
Underwriting, acquisition and insurance expenses:
Commission expense, net of deferrals	6,332	8,184	7,391	5,696	6,139
Amortization of deferred acquisition costs	7,483	6,102	9,462	7,978	6,810
Amortization of value of insurance in force acquired	687	537	782	632	549
Other underwriting expenses	18,588	20,105	19,183	19,857	19,232
Total underwriting, acquisition and insurance expenses	33,090	34,928	36,818	34,163	32,730
Interest expense	1,980	1,975	1,838	1,833	1,217
Other expenses	4,054	4,384	4,818	5,037	4,175
Total benefits and expenses	131,221	132,952	135,853	137,441	135,341
	34,096	32,390	34,328	36,356	34,978
Income taxes	(11,321)	(10,596)	(11,253)	(11,694)	(11,491)
Net loss attributable to noncontrolling interest	31	28	34	68	35
Equity income, net of related income taxes	1,374	1,312	2,528	1,829	1,741
Operating income	24,180	23,134	25,637	26,559	25,263

Realized gains/losses on investments, net of offsets	(1,774)	1,895	4,413	406	1,492
Change in net unrealized gains/losses on derivatives, net of offsets	158	(63)	(463)	88	197
Net impact of discontinued operations	22	—	—	—	—
Net income attributable to FBL Financial Group, Inc.	$22,586	$24,966	$29,587	$27,053	$26,952

Operating income per common share - assuming dilution	$0.93	$0.89	$0.98	$1.02	$1.00
Earnings per common share - assuming dilution	$0.86	$0.96	$1.13	$1.04	$1.07

Weighted average common shares outstanding (in thousands):
Basic	25,779	25,598	25,833	25,770	24,896
Effect of dilutive securities	315	272	243	260	233
Diluted	26,094	25,870	26,076	26,030	25,129

Operating return on equity, excluding AOCI - last twelve months	8.8%	9.3%	9.8%	10.7%	10.8%
Operating return on equity, including AOCI - last twelve months	7.0%	7.3%	7.7%	8.5%	8.9%

FBL Financial Group, Inc.
Segment Information

We analyze operations by reviewing financial information regarding our primary products that are aggregated into the Annuity and Life Insurance product segments. In addition, our Corporate and Other segment includes various support operations, corporate capital and other product lines that are not currently underwritten by the Company.

The Annuity segment primarily consists of fixed rate annuities and supplementary contracts (some of which involve life contingencies). Fixed rate annuities provide for tax-deferred savings and supplementary contracts provide for the systematic repayment of funds that accumulate interest. Fixed rate annuities consist primarily of flexible premium deferred annuities, but also include single premium deferred and immediate contracts. With fixed rate annuities, we bear the underlying investment risk and credit interest to the contracts at rates we determine, subject to interest rate guarantees.

The Life Insurance segment consists of whole life, term life and universal life policies. These policies provide benefits upon the death of the insured and may also allow the customer to build cash value on a tax-deferred basis.

The Corporate and Other segment consists of the following corporate items and products/services that do not meet the quantitative threshold for separate segment reporting:

•	investments and related investment income not specifically allocated to our product segments;
•	interest expense;
•	closed blocks of variable annuity, variable universal life insurance and accident and health insurance products;
•	advisory services for the management of investments and other companies;
•	marketing and distribution services for the sale of mutual funds and insurance products not issued by us; and
•	leasing services, primarily with affiliates.

We analyze our segment results based on pre-tax operating income. Accordingly, income taxes are not allocated to the segments. In addition, operating results are reported net of transactions between the segments.

FBL Financial Group, Inc.
Consolidating Statements of Pre-tax Operating Income

Quarter Ended December 31, 2013	Annuity	Life Insurance	Corporate & Other	Consolidated
	(Dollars in thousands)
Operating revenues:
Interest sensitive product charges	$300	$15,136	$11,780	$27,216
Traditional life insurance premiums	—	46,069	—	46,069
Net investment income	49,464	35,507	8,255	93,226
Other income	—	(129)	3,937	3,808
Total operating revenues	49,764	96,583	23,972	170,319

Benefits and expenses:
Interest sensitive product benefits	26,476	17,075	9,671	53,222
Traditional life insurance benefits	—	40,675	—	40,675
Policyholder dividends	—	3,322	—	3,322
Underwriting, acquisition and insurance expenses:
Commission expense, net of deferrals	564	4,622	953	6,139
Amortization of deferred policy acquisition costs	2,693	3,686	431	6,810
Amortization of value of insurance in force acquired	166	383	—	549
Other underwriting expenses	4,454	13,204	1,574	19,232
Total underwriting, acquisition and insurance expenses	7,877	21,895	2,958	32,730
Interest expense	—	—	1,217	1,217
Other expenses	—	—	4,175	4,175
Total benefits and expenses	34,353	82,967	18,021	135,341
	15,411	13,616	5,951	34,978
Net loss attributable to noncontrolling interest	—	—	35	35
Equity loss, before tax	—	—	(1,362)	(1,362)
Pre-tax operating income	$15,411	$13,616	$4,624	$33,651

FBL Financial Group, Inc.
Consolidating Statements of Pre-tax Operating Income (Continued)

Quarter Ended December 31, 2012	Annuity	Life Insurance	Corporate & Other	Consolidated
	(Dollars in thousands)
Operating revenues:
Interest sensitive product charges	$212	$14,592	$11,500	$26,304
Traditional life insurance premiums	—	44,169	—	44,169
Net investment income	48,317	34,300	8,584	91,201
Other income	6	(55)	3,692	3,643
Total operating revenues	48,535	93,006	23,776	165,317

Benefits and expenses:
Interest sensitive product benefits	25,582	15,039	8,734	49,355
Traditional life insurance benefits	—	39,360	—	39,360
Policyholder dividends	—	3,382	—	3,382
Underwriting, acquisition and insurance expenses:
Commission expense, net of deferrals	475	4,971	886	6,332
Amortization of deferred acquisition costs	2,875	4,491	117	7,483
Amortization of value of insurance in force acquired	282	405	—	687
Other underwriting expenses	4,060	12,960	1,568	18,588
Total underwriting, acquisition and insurance expenses	7,692	22,827	2,571	33,090
Interest expense	—	—	1,980	1,980
Other expenses	—	—	4,054	4,054
Total benefits and expenses	33,274	80,608	17,339	131,221
	15,261	12,398	6,437	34,096
Net loss attributable to noncontrolling interest	—	—	31	31
Equity income, before tax	—	—	100	100
Pre-tax operating income	$15,261	$12,398	$6,568	$34,227

FBL Financial Group, Inc.
Statements of Pre-tax Operating Income
Annuity Segment

	Q4 2012	Q1 2013	Q2 2013	Q3 2013	Q4 2013
Pre-tax Operating Income		(Dollars in thousands)

Operating revenues:
Interest sensitive product charges	$212	$313	$344	$279	$300
Net investment income	48,317	47,794	48,889	50,156	49,464
Other income	6	—	—	—	—
Total operating revenues	48,535	48,107	49,233	50,435	49,764

Benefits and expenses:
Interest sensitive product benefits	25,582	24,679	25,399	25,754	26,476
Underwriting, acquisition and insurance expenses:
Commission expense, net of deferrals	475	937	595	458	564
Amortization of deferred acquisition costs	2,875	2,821	1,160	2,748	2,693
Amortization of value of insurance in force acquired	282	164	369	208	166
Other underwriting expenses	4,060	4,825	4,637	4,840	4,454
Total underwriting, acquisition and insurance expenses	7,692	8,747	6,761	8,254	7,877
Total benefits and expenses	33,274	33,426	32,160	34,008	34,353
Pre-tax operating income	$15,261	$14,681	$17,073	$16,427	$15,411

Selected balance sheet data, securities at cost:
Assets:
Investments	$3,497,525	$3,498,745	$3,642,460	$3,639,855	$3,645,736
Deferred acquisition costs	82,396	82,653	83,352	82,734	82,404
Value of insurance in force acquired	9,307	9,133	8,737	8,531	8,364

Liabilities and equity:
Liabilities:
Interest sensitive product reserves	$3,048,797	$3,053,711	$3,136,084	$3,162,323	$3,172,598
Other insurance reserves	383,340	382,600	380,612	377,388	376,879
Allocated equity, excluding AOCI	267,707	261,160	267,269	269,018	269,760

Other data:
Number of direct contracts	53,757	53,594	53,265	53,232	53,252

Portfolio yield net of assumed defaults	5.31%	5.26%	5.18%	5.14%	5.11%
Credited rate	3.03	3.00	2.99	2.99	2.99
Spread on fixed annuities at end of quarter (1)	2.28%	2.26%	2.19%	2.15%	2.12%

Interest sensitive reserve activity:
Individual deferred annuity reserve:
Balance, beginning of period	$2,323,328	$2,338,272	$2,376,892	$2,398,586	$2,424,202
Deposits	54,114	77,115	60,470	56,325	64,936
Withdrawals, surrenders and death benefits	(41,005)	(40,111)	(46,431)	(37,407)	(36,221)
Net flows	13,109	37,004	14,039	18,918	28,715

Policyholder interest	17,080	17,230	17,382	17,478	17,836
Annuitizations and other	(15,245)	(15,614)	(9,727)	(10,780)	(10,144)
Balance, end of period	2,338,272	2,376,892	2,398,586	2,424,202	2,460,609
Other interest sensitive reserves	710,525	676,819	737,498	738,121	711,989
Total interest sensitive product reserves	$3,048,797	$3,053,711	$3,136,084	$3,162,323	$3,172,598

(1)	Point-in-time spread at the balance sheet date used by management for decision making, which differs from the spread earned during the reporting period disclosed in the Form 10Q or 10K.

FBL Financial Group, Inc.
Statements of Pre-tax Operating Income
Life Insurance Segment

	Q4 2012	Q1 2013	Q2 2013	Q3 2013	Q4 2013
Pre-tax Operating Income		(Dollars in thousands)

Operating revenues:
Interest sensitive product charges	$14,592	$13,737	$14,500	$20,831	$15,136
Traditional life insurance premiums	44,169	44,934	46,058	43,883	46,069
Net investment income	34,300	34,729	35,064	35,210	35,507
Other income	(55)	(62)	(69)	(73)	(129)
Total operating revenues	93,006	93,338	95,553	99,851	96,583

Benefits and expenses:
Interest sensitive product benefits:
Interest credited	7,827	7,448	7,731	8,057	8,093
Death benefits and other	7,212	9,875	9,631	11,582	8,982
Total interest sensitive product benefits	15,039	17,323	17,362	19,639	17,075
Traditional life insurance benefits:
Death benefits	17,631	18,368	15,680	18,740	17,917
Surrender and other benefits	7,517	9,101	9,064	8,263	8,690
Increase in traditional life future policy benefits	14,212	12,329	15,519	12,723	14,068
Total traditional life insurance benefits	39,360	39,798	40,263	39,726	40,675
Policyholder dividends	3,382	3,358	3,395	3,244	3,322
Underwriting, acquisition and insurance expenses:
Commission expense, net of deferrals	4,971	6,100	5,866	4,407	4,622
Amortization of deferred acquisition costs	4,491	3,022	4,385	4,667	3,686
Amortization of value of insurance in force acquired	405	373	413	424	383
Other underwriting expenses	12,960	13,432	12,866	13,481	13,204
Total underwriting, acquisition and insurance expenses	22,827	22,927	23,530	22,979	21,895
Total benefits and expenses	80,608	83,406	84,550	85,588	82,967
Pre-tax operating income	$12,398	$9,932	$11,003	$14,263	$13,616

Selected balance sheet data, securities at cost:
Assets:
Investments	$2,315,174	$2,341,579	$2,404,847	$2,462,296	$2,473,047
Deferred acquisition costs	199,266	205,065	209,078	210,818	216,743
Value of insurance in force acquired	23,193	22,796	22,381	21,957	21,571

Liabilities and equity:
Liabilities:
Interest sensitive reserves	$686,067	$707,123	$736,341	$761,236	$774,614
Other insurance reserves	1,615,088	1,633,287	1,649,913	1,660,841	1,679,942
Allocated equity, excluding AOCI	294,159	279,656	286,444	292,699	298,612

FBL Financial Group, Inc.
Statements of Pre-tax Operating Income
Life Insurance Segment (Continued)

	Q4 2012	Q1 2013	Q2 2013	Q3 2013	Q4 2013
		(Dollars in thousands)
Other data:
Number of direct policies - traditional life	355,519	356,408	357,192	356,605	358,924
Number of direct policies - universal life	59,833	60,150	60,533	60,518	61,250
Direct face amounts - traditional life	$40,333,397	$41,017,541	$41,696,782	$42,030,894	$42,865,933
Direct face amounts - universal life	$5,806,602	$5,904,084	$6,007,750	$6,062,960	$6,189,967

Portfolio yield net of assumed defaults	5.74%	5.58%	5.53%	5.49%	5.48%
Credited rate	4.08	4.10	4.08	4.04	3.93
Spread on universal life at end of quarter (1)	1.66%	1.48%	1.45%	1.45%	1.55%

Interest sensitive reserve activity:
Balance, beginning of period	$668,699	$686,067	$707,123	$736,341	$761,236
Deposits	28,349	33,049	40,014	33,649	24,838
Withdrawals and surrenders	(4,394)	(4,347)	(5,064)	(4,206)	(4,115)
Net flows	23,955	28,702	34,950	29,443	20,723

Policyholder interest	7,116	6,773	6,950	7,193	7,405
Policy charges	(15,222)	(14,714)	(15,202)	(15,050)	(15,668)
Benefits and other	1,519	295	2,520	3,309	918
Balance, end of period	$686,067	$707,123	$736,341	$761,236	$774,614

(1)
Point-in-time spread at the balance sheet date used by management for decision making with universal life (excluding products with a secondary guarantee) differs from the spread earned during the reporting period disclosed in the Form 10Q or 10K.

FBL Financial Group, Inc.
Statements of Pre-tax Operating Income
Corporate and Other

	Q4 2012	Q1 2013	Q2 2013	Q3 2013	Q4 2013
Pre-tax Operating Income		(Dollars in thousands)

Operating revenues:
Interest sensitive product charges	$11,500	$11,242	$12,004	$11,067	$11,780
Net investment income	8,584	8,879	9,626	9,083	8,255
Other income	3,692	3,776	3,765	3,361	3,937
Total operating revenues	23,776	23,897	25,395	23,511	23,972

Benefits and expenses:
Interest sensitive product benefits	8,734	6,507	5,960	8,045	9,671
Underwriting, acquisition and insurance expenses:
Commission expense, net of deferrals	886	1,147	930	831	953
Amortization of deferred acquisition costs	117	259	3,917	563	431
Other underwriting expenses	1,568	1,848	1,680	1,536	1,574
Total underwriting, acquisition and insurance expenses	2,571	3,254	6,527	2,930	2,958
Interest expense	1,980	1,975	1,838	1,833	1,217
Other expenses	4,054	4,384	4,818	5,037	4,175
Total benefits and expenses	17,339	16,120	19,143	17,845	18,021
	6,437	7,777	6,252	5,666	5,951
Net loss attributable to noncontrolling interest	31	28	34	68	35
Equity income (loss), before tax	100	(707)	(245)	(1,325)	(1,362)
Pre-tax operating income	$6,568	$7,098	$6,041	$4,409	$4,624

Selected balance sheet data, securities at cost:
Assets:
Investments	$715,701	$720,919	$693,058	$645,686	$666,521
Deferred acquisition costs	94,984	95,286	91,361	92,225	91,917
Separate account assets	618,809	651,474	641,248	665,252	693,955

Liabilities and equity:
Liabilities:
Interest sensitive reserves	$315,982	$322,497	$326,726	$329,495	$328,702
Other insurance reserves	99,031	98,270	95,402	95,213	96,840
Separate account liabilities	618,809	651,474	641,248	665,252	693,955
Allocated equity, excluding AOCI	357,472	402,358	414,728	336,539	354,302

Rollforward of separate account balances:
Beginning separate account balance	$634,402	$618,809	$651,474	$641,248	$665,252
Net premiums	(1,253)	5,847	8,214	5,114	5,262
Net investment income	5,433	47,848	2,112	36,448	44,798
Charges, benefits and surrenders	(19,773)	(21,030)	(20,552)	(17,558)	(21,357)
Ending separate account balance	$618,809	$651,474	$641,248	$665,252	$693,955

Other data:
Number of direct contracts - variable annuity	13,885	13,643	13,458	13,138	12,941
Number of direct policies - variable universal life	46,863	46,311	45,714	45,208	44,690
Direct face amounts - variable universal life	$5,813,938	$5,750,019	$5,678,574	$5,603,017	$5,547,580

FBL Financial Group, Inc.
Deferred Acquisition Costs by Segment

	Q4 2012	Q1 2013	Q2 2013	Q3 2013	Q4 2013
		(Dollars in thousands)
Annuity
Balance - beginning of period	$83,269	$82,396	$82,653	$83,352	$82,734
Capitalization:
Commissions	2,433	2,909	1,976	1,868	2,222
Expenses	200	297	220	233	137
Total capitalization	2,633	3,206	2,196	2,101	2,359
Amortization - operating basis, before impact of unlocking	(2,875)	(2,821)	(2,790)	(2,748)	(2,691)
Amortization - unlocking, operating basis	—	—	1,630	—	—
Amortization - realized gains/losses on investments and unrealized gains/losses on derivatives	(631)	(128)	(337)	29	2
Balance - end of period	$82,396	$82,653	$83,352	$82,734	$82,404

Life Insurance
Balance - beginning of period	$194,351	$199,266	$205,065	$209,078	$210,818
Capitalization:
Commissions	6,699	5,682	5,024	4,027	6,392
Expenses	2,958	3,014	3,134	2,725	2,680
Deferral of sales inducements	691	393	319	70	655
Total capitalization	10,348	9,089	8,477	6,822	9,727
Amortization - operating basis, before impact of unlocking	(4,569)	(3,080)	(3,573)	(4,896)	(3,773)
Amortization - unlocking, operating basis	—	—	(959)	—	—
Amortization - realized gains/losses on investments and unrealized gains/losses on derivatives	(864)	(210)	68	(186)	(29)
Balance - end of period	$199,266	$205,065	$209,078	$210,818	$216,743

Corporate and Other
Balance - beginning of period	$95,063	$94,984	$95,286	$91,361	$92,225
Capitalization:
Commissions	284	313	238	144	217
Deferral of sales inducements	15	8	5	1	25
Total capitalization	299	321	243	145	242
Amortization - operating basis, before impact of unlocking	(1,643)	(283)	(3,036)	(499)	(477)
Amortization - unlocking, operating basis	1,491	—	(926)	—	—
Amortization - realized gains/losses on investments and unrealized gains/losses on derivatives	(226)	264	(206)	1,218	(73)
Balance - end of period	$94,984	$95,286	$91,361	$92,225	$91,917

FBL Financial Group, Inc.
Deferred Acquisition Costs by Segment (Continued)

	Q4 2012	Q1 2013	Q2 2013	Q3 2013	Q4 2013
		(Dollars in thousands)
Total
Balance - beginning of period	$372,683	$376,646	$383,004	$383,791	$385,777
Capitalization:
Commissions	9,416	8,904	7,238	6,039	8,831
Expenses	3,158	3,311	3,354	2,958	2,817
Deferral of sales inducements	706	401	324	71	680
Total capitalization	13,280	12,616	10,916	9,068	12,328
Amortization - operating basis, before impact of unlocking	(9,087)	(6,184)	(9,399)	(8,143)	(6,941)
Amortization - unlocking, operating basis	1,491	—	(255)	—	—
Amortization - realized gains/losses on investments and unrealized gains/losses on derivatives	(1,721)	(74)	(475)	1,061	(100)
Balance - end of period	376,646	383,004	383,791	385,777	391,064
Impact of realized/unrealized gains/losses in AOCI	(172,320)	(153,936)	(83,327)	(67,211)	(55,550)
Deferred acquisition costs	$204,326	$229,068	$300,464	$318,566	$335,514

FBL Financial Group, Inc.
Collected Premiums

	Q4 2012	Q1 2013	Q2 2013	Q3 2013	Q4 2013
		(Dollars in thousands)
Annuity
Individual:
First year	$28,100	$41,140	$30,247	$33,499	$34,270
Renewal	26,112	36,136	29,367	23,172	22,910
Total individual	54,212	77,276	59,614	56,671	57,180
Group	3,516	1,988	2,760	1,706	2,271
Total Annuity	57,728	79,264	62,374	58,377	59,451

Life Insurance
Direct:
Universal life:
First year	13,958	17,944	24,123	19,113	9,290
Renewal	13,286	14,217	14,899	13,815	14,762
Total universal life	27,244	32,161	39,022	32,928	24,052
Participating whole life:
First year	2,753	3,202	2,817	2,922	2,968
Renewal	23,875	24,119	24,968	23,342	24,103
Total participating whole life	26,628	27,321	27,785	26,264	27,071
Term life and other:
First year	2,748	2,915	2,879	2,678	2,880
Renewal	19,406	19,476	19,889	19,992	20,584
Total term life and other	22,154	22,391	22,768	22,670	23,464
Total direct life insurance	76,026	81,873	89,575	81,862	74,587
Reinsurance	(4,726)	(5,220)	(5,113)	(4,915)	(5,175)
Total Life Insurance	71,300	76,653	84,462	76,947	69,412

Corporate and Other
Variable, net of reinsurance	16,019	19,478	18,680	14,809	15,334
Accident and health, net of reinsurance	275	59	39	32	275
Total Corporate and Other	16,294	19,537	18,719	14,841	15,609

Total collected premiums	$145,322	$175,454	$165,555	$150,165	$144,472

FBL Financial Group, Inc.
Other Information

	December 31,	March 31,	June 30,	September 30,	December 31,
	2012	2013	2013	2013	2013
		(Dollars in thousands, except per share data)

Capitalization:
Short-term debt	$—	$—	$—	$25,000	$—
Senior notes with affiliates, due 2015	50,000	50,000	50,000	—	—
Trust preferred securities, due 2047	97,000	97,000	97,000	97,000	97,000
Total debt	147,000	147,000	147,000	122,000	97,000

Preferred stock	3,000	3,000	3,000	3,000	3,000
Common stockholders' equity, excluding AOCI	919,338	943,174	968,441	898,256	922,674
Total capitalization, excluding AOCI	1,069,338	1,093,174	1,118,441	1,023,256	1,022,674

Accumulated other comprehensive income	289,853	295,757	164,788	135,316	119,067
Total capitalization, including AOCI	$1,359,191	$1,388,931	$1,283,229	$1,158,572	$1,141,741

Common shares outstanding	25,475,074	25,563,170	25,614,196	24,717,212	24,754,355

Book Value per Share:
Excluding AOCI	$36.09	$36.90	$37.81	$36.34	$37.27
Including AOCI	47.47	48.47	44.24	41.82	42.08

Debt-to-Capital Ratio:
Excluding AOCI	13.7%	13.4%	13.1%	11.9%	9.5%
Including AOCI	10.8	10.6	11.5	10.5	8.5

Debt-to-Capital Ratio with 100% Credit for Trust Preferred Securities:
Excluding AOCI	4.7%	4.6%	4.5%	2.4%	—%
Including AOCI	3.7	3.6	3.9	2.2	—

Class A Common Ownership:
Iowa Farm Bureau Federation	60.8%	60.4%	60.3%	59.7%	59.7%
Other Farm Bureau entities	6.2	5.7	5.7	5.9	5.7
Public	33.0	33.9	34.0	34.4	34.6
	100.0%	100.0%	100.0%	100.0%	100.0%

FBL Financial Group, Inc.
Other Information (Continued)

	December 31,	March 31,	June 30,	September 30,	December 31,
	2012	2013	2013	2013	2013

Quality of Fixed Maturity Securities:
AAA, AA, A	61.9%	62.2%	62.7%	61.9%	61.3%
BBB	32.8	32.8	32.9	33.5	34.3
BB	3.4	3.0	2.6	2.8	2.7
<BB	1.9	2.0	1.8	1.8	1.7

Investment by Type:
Fixed maturity securities	64.1%	65.5%	66.2%	66.9%	66.8%
Residential mortgage-backed	9.4	9.0	8.4	7.7	7.4
Commercial mortgage-backed	7.1	6.7	6.3	6.1	5.7
Other asset-backed	6.9	6.3	6.5	6.6	6.5
Mortgage loans	7.8	7.7	8.1	8.1	8.2
Equity securities	1.2	1.1	1.1	1.2	1.3
Other	3.5	3.7	3.4	3.4	4.1

Agent Strength Totals:
8-state Farm Bureau Property & Casualty channel	1,127	1,129	1,111	1,088	1,121
7 life partner states (1)	687	686	682	681	680
Total	1,814	1,815	1,793	1,769	1,801

(1) With the commencement of operations of Greenfields Life Insurance Company during the first quarter of 2013, Colorado is now included in our life partner states total.

	Q4 2012	Q1 2013	Q2 2013	Q3 2013	Q4 2013
Equity Income (Loss), net of related income taxes		(Dollars in thousands)
Equity income (loss):
Low income housing tax credit partnerships	$(604)	$(1,346)	$(1,540)	$(1,473)	$(1,914)
Other equity method investments	704	639	1,295	148	552
	100	(707)	(245)	(1,325)	(1,362)
Income taxes:
Taxes on equity income (loss)	(35)	247	87	463	477
Investment tax credits	1,309	1,772	2,686	2,691	2,626
Equity income (loss), net of related income taxes	$1,374	$1,312	$2,528	$1,829	$1,741